UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2012

RVUE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-54348	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

100 N.E. 3rd Avenue, Suite 200, Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

954-525-6464

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
Item 5.01.	Changes in Control of Registrant.

On September 10, 2012, rVue Holdings, Inc. (the “Company”) sold 20,000,000 shares of its common stock, par value $.001 per share (the “Common Stock”) to Acorn Composite Corporation, a previously existing shareholder of the Company (the “Investor”), for an aggregate cash purchase price of $1,200,000 (the “Equity Financing”).  The shares of Common Stock were issued to the Investor without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as a transaction by the Company not involving any public offering, and Rule 506 promulgated thereunder.

Previously, between January 27, 2012 and July 24, 2012, the Company had issued secured convertible promissory notes in the aggregate principal amount of $1,723,066.57 (the “Notes”).  Pursuant to Section 3.1 of the Notes, upon the Company selling shares of Common Stock for aggregate gross proceeds of at least $500,000 (“Subsequent Offering”), then all of the unpaid principal amount of the Notes and any accrued and unpaid interest thereon will automatically (without any further action required by the holders of the Notes) be deemed converted into shares of Common Stock at a 30% discount to the price in the Subsequent Offering (the “Note Conversions”).

Since the Equity Financing qualifies as a Subsequent Offering, the principal of and accrued interest on the Notes, aggregating $1,776,660.57, automatically converted into an aggregate of 42,301,442 shares of Common Stock upon consummation of the Equity Financing.  Immediately following the consummation of the Equity Financing and the Note Conversions, the Company had 100,691,954 shares of Common Stock issued and outstanding.

Robert Roche, a member of the Company’s Board of Directors, now is deemed to beneficially own 60,862,095 shares of Common Stock, or 56.2%, consisting of: (i) 200,000 shares issuable upon exercise of options that are exercisable within 60 days, (ii) 36,821,545 shares that are owned by Acorn Composite Corp. (of which Mr. Roche is the sole owner and therefore may be deemed to have voting and dispositive power over such securities) (“Acorn Composite”), (iii) 5,833,333 shares issuable upon the exercise of warrants that are exercisable within 60 days that are owned by Acorn Composite, (iv) 16,382,217 shares of common stock that are owned by iVue Holdings, LLC (of which Mr. Roche is the grantor of the trust that owns the majority member and therefore may be deemed to have voting and dispositive power over such securities) (“iVue Holdings”), and (v) 1,625,000 shares issuable upon the exercise of warrants that are exercisable within 60 days that are owned by iVue Holdings.

Following the conversion of the Notes, the first priority security interest on all of the Company’s and its subsidiaries’ assets that was held by the holders of the Notes was terminated.

The foregoing description of the transactions and the documents does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Subscription Agreement filed as Exhibit 4.1 hereto and (ii) the Form of Secured Convertible Promissory Note, which is filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Subscription Agreement dated as of September 10, 2012 by and between rVue Holdings, Inc. and Acorn Composite Corporation

4.2	Form of Secured Convertible Promissory Note (1)
__________
(1)	Incorporated by reference to the copy of such document included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: September 20, 2012	By: /s/ Michael Mullarkey
Michael Mullarkey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Subscription Agreement dated as of September 10, 2012 by and between rVue Holdings, Inc. and Acorn Composite Corporation

4.2	Form of Secured Convertible Promissory Note (1)
__________
(1) Incorporated by reference to the copy of such document included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 1, 2012.